Quarterly Holdings Report
for
Fidelity® Multi-Asset Index Fund
November 30, 2022
IDV-NPRT3-0123
1.810685.118
Domestic Equity Funds - 51.5%
	Shares	Value ($)
Fidelity 500 Index Fund (a)	21,359,010	3,031,697,942
Fidelity Extended Market Index Fund (a)	10,801,749	737,975,463
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,347,125,458)		3,769,673,405

International Equity Funds - 33.8%
	Shares	Value ($)
Fidelity Emerging Markets Index Fund (a)	72,641,491	722,056,420
Fidelity International Index Fund (a)	40,683,927	1,751,443,076
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $2,313,465,489)		2,473,499,496

Bond Funds - 14.7%
	Shares	Value ($)
Fidelity International Bond Index Fund (a)	23,643,042	213,023,812
Fidelity Long-Term Treasury Bond Index Fund (a)	34,618,004	360,373,418
Fidelity U.S. Bond Index Fund (a)	49,108,142	504,340,613
TOTAL BOND FUNDS (Cost $1,267,244,449)		1,077,737,843

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $4,927,835,396)	7,320,910,744
NET OTHER ASSETS (LIABILITIES) - 0.0%	333,006
NET ASSETS - 100.0%	7,321,243,750

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity 500 Index Fund	3,409,852,333	287,283,911	444,222,872	35,247,523	125,073,337	(346,288,767)	3,031,697,942
Fidelity Emerging Markets Index Fund	822,650,416	152,440,850	148,368,751	-	(30,118,557)	(74,547,538)	722,056,420
Fidelity Extended Market Index Fund	830,796,207	108,800,672	94,016,497	3,759,955	(7,352,410)	(100,252,509)	737,975,463
Fidelity International Bond Index Fund	250,224,242	29,286,536	48,572,579	1,568,565	(3,886,607)	(14,027,780)	213,023,812
Fidelity International Index Fund	1,995,035,274	131,105,931	250,331,456	-	(15,257,476)	(109,109,197)	1,751,443,076
Fidelity Long-Term Treasury Bond Index Fund	418,057,857	90,287,873	38,403,136	7,284,852	(7,264,237)	(102,304,939)	360,373,418
Fidelity U.S. Bond Index Fund	587,866,621	93,280,939	111,609,240	8,995,409	(7,195,166)	(58,002,541)	504,340,613
	8,314,482,950	892,486,712	1,135,524,531	56,856,304	53,998,884	(804,533,271)	7,320,910,744

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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